                                                                  EXHIBIT 10.2.3

                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


        WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Robert Clements (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on
SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans;

        NOW, THEREFORE, the parties have agreed to amend the Options as follows:

        The definition of "Change in Control" included in Paragraph (f) of each Option shall be amended and restated in its entirety as follows:

            "Change in Control" means any of the following occurring after the date hereof:

               a. any person (within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a Permitted Person or an Initial Investor, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 35% or more of the total voting power of all the then outstanding Voting Securities; or

               b. any Initial Investor is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 50% or more of the total voting power of all the then outstanding Voting Securities; or

               c. the individuals who, as of the date hereof, constitute the
            Board of Directors of the Company (the "Board") together with those who become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of such date or whose recommendation, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board; or

               d. the consummation of a merger, consolidation, recapitalization, liquidation, sale or disposition by the Company of all or substantially all of the Company's assets, or reorganization of the Company, other than any such transaction which would (x) result in at least 60% of the total voting power represented by the voting securities of the surviving entity or, in the case of an asset sale, the successor entity, outstanding immediately after such transaction being beneficially owned, directly or indirectly, by the stockholders of the Company immediately preceding the transaction and (y) not otherwise be deemed a Change in Control under subparagraphs a, b, c or e of this paragraph (f); or

               e. the Board adopts a resolution to the effect that, for purposes hereof, a Change in Control has occurred;

            PROVIDED, HOWEVER, that a Change in Control for purposes hereof shall not be deemed to have occurred in connection with the transactions described in the Asset Purchase Agreement, dated as of January 10, 2000, among the Company, Risk Capital Reinsurance

            Company, Folksamerica Holding Company, Inc. and Folksamerica Reinsurance Company.

        2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this agreement as of March 22, 2000.


                                          ARCH CAPITAL GROUP LTD.




                                          By:   /s/ Peter A. Appel
                                             -----------------------------------
                                             Peter A. Appel
                                             President and Chief Executive
                                             Officer



                                                /s/ Robert Clements
                                             -----------------------------------
                                             Robert Clements

                                                                      SCHEDULE I

                                     OPTIONS

--------------------------------------------------------------------------------
DATE OF GRANT               NUMBER OF OPTION SHARES    TYPE OF OPTION
--------------------------------------------------------------------------------
November 19, 1996           74,000                     Non-Qualified
--------------------------------------------------------------------------------
November 18, 1997           54,100                     Non-Qualified
--------------------------------------------------------------------------------
November 17, 1998           49,725                     Non-Qualified
--------------------------------------------------------------------------------
January 1, 2000             1,500                      Non-Qualified
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------